EXHIBIT 10.1


   ADOPTED BY BOARD OF DIRECTORS DECEMBER 10, 1998 (EFFECTIVE JANUARY 1, 1999)


                       EVEREST REINSURANCE HOLDINGS, INC.
                              ANNUAL INCENTIVE PLAN

         1.       PURPOSE
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         The purpose of the Everest Reinsurance Holdings,  Inc. Annual Incentive
Plan (the "Plan") is to provide incentive for employees who are in a position to contribute materially to the success of the Company and its Subsidiaries; to reward their accomplishments; to motivate future accomplishments; and to aid in attracting and retaining employees of the caliber necessary for the continued success of the Company and its Subsidiaries.

         2.       DEFINITIONS
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         The following terms as used herein shall have the meaning specified:

         (a) Amount Available" means the maximum aggregate amount that may be awarded for any year as determined in accordance with paragraph 3.

         (b) "Award" means an incentive bonus paid pursuant to the Plan.

         (c) "Board" means the Board of Directors of the Company.

         (d) "Cause" means (i) a felony conviction of a Participant; (ii) the commission by a Participant of an act of fraud or embezzlement against the Company and/or a Subsidiary; (iii) willful misconduct or gross negligence materially detrimental to the Company and/or a Subsidiary; (iv) the Participant's continued failure to implement reasonable requests or directions arising from actions of the Board after thirty (30) days written notice to the Participant; (v) the Participant's wrongful dissemination or use of confidential or proprietary information; (vi) the intentional and habitual neglect by the Participant of his or her duties to the Company and/or a Subsidiary; (vii) any other reasons consistent with the Company's and/or a Subsidiary's policies and procedures regarding dismissals as they are adopted and implemented from time to time.

         (e) "Committee" means the Compensation Committee of the Board.

         (f) "Company" means Everest Reinsurance Holdings, Inc. or any successor corporation.

         (g) "Employee" means employees of the Company and its Subsidiaries.

         (h)  "Participant"    means    an    Employee     selected     by   the
Committee    to    participate     in     the    Plan.     If     an    Employee
is  governed   by   an  individual   employment  agreement,   such  an  Employee

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may  be  a   Participant  in   the   Plan  to  the  extent  the  terms  of  such
agreement do not supersede this Plan.

         (i) "Performance Goals" means any financial, statistical or other measures selected by the Committee to measure Company and/or Subsidiary performance.

         (j) "Subsidiary" means any corporation in which the Company, directly or indirectly, controls 50% or more of the total combined voting power of all classes of such corporation's stock.

         3.       AWARDS
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         (a) Persons  eligible  for Awards shall  consist of Employees  who hold positions of significant responsibility and/or whose performance or potential contribution, in the judgment of the Committee, will contribute materially to the success of the Company and/or its Subsidiaries.

         (b) The Committee shall have absolute discretion to determine the Employees who are eligible to receive Awards under the Plan for any year and to determine the amount of such Awards based on such criteria and factors as the Committee in its sole discretion may determine. Recommendations as to the Employees who are to receive Awards under the Plan for any year and the amount of such Awards shall be made to the Committee by the Chief Executive Officer of the Company. The fact that an Employee is eligible for an Award shall not mean, however, that such Employee will necessarily receive or be entitled to receive an Award. The fact that an Employee received an Award in any given year does not mean that the Employee will receive or be entitled to receive an Award in any subsequent year.

         (c) As to any year, no Awards may be paid except out of the Amount Available for such year. The Amount Available will be determined annually by the Committee based upon Performance Goals established by the Committee within ninety (90) days of the beginning of each year for which the Performance Goals are being established. The Committee shall have the authority at any time to make adjustments to the Performance Goals which the Committee deems necessary or desirable. Nothing contained herein shall require the Committee to establish any Amount Available for any year in which the Committee in its sole discretion determines that no Awards will be made pursuant to this Plan.

         (d) As soon as practicable following each year while the Plan is in effect, the Committee shall determine the extent to which the Performance Goals for the year were achieved, the Amount Available and the Awards payable to each Participant. Awards will be paid to each Participant in cash following such determination by the Committee and no later than ninety (90) days following the close of the year with respect to which the Awards are made, unless a Participant has elected to defer all or a portion of such payment pursuant to the Company's or a Subsidiary's Deferred Compensation Plan, in which event, payment of the amount deferred will be made in accordance with the terms of the Deferred Compensation Plan.
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         (e) No Award will be paid to any  Participant who is not an employee of the  Company on the last day of the year,  except  that if during the last eight
(8) months of the year, the Participant retires, dies, or is involuntarily terminated other than for Cause, the Participant or his estate may be awarded a prorated Award as and to the extent determined by the Committee in its sole discretion. If a Participant is on disability for more than four (4) months of the year, the Participant will be entitled to a prorated Award. Participants who resign voluntarily after the end of the year, but before Award payments are actually made, will be eligible for an Award as and to the extent determined by the Committee in its sole discretion. The provisions of this subparagraph are subject to the terms of any written agreement between a Participant and the Company.

         4.       ADMINISTRATION
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         (a) The Plan shall be  administered  by the  Committee.  The  Committee shall have all discretion and authority necessary or appropriate to administer the Plan and to interpret the provisions of the Plan. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration or application of the Plan shall be final, conclusive and binding upon all persons.

         (b) With the exception of actions and determinations relating to the Chief Executive Officer and the four most highly compensated officers, the Committee may delegate to the officers or employees of the Company and/or a Subsidiary the authority to execute and deliver such instruments and documents, to do all such acts and things, and to take all such other steps deemed necessary, advisable or convenient for the effective administration of the Plan in accordance with its terms and purpose; provided, however, all Awards will be subject to the final approval of the Committee.

         (c) Neither the Company, its Subsidiaries, nor any member of the Board or of the Committee, nor any other person participating in any determination of any question under the Plan, or in the interpretation, administration or application of the Plan, shall have any liability to any party for any good faith action taken or not taken under the Plan.

         5.       MISCELLANEOUS
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         (a)  NONASSIGNABILITY.  No Award shall be  assignable  or  transferable
(including pursuant to a pledge or security interest) other than by will or by laws of descent and distribution.

         (b) WITHHOLDING TAXES. Whenever payments under the Plan are to be made, the Company and/or the Subsidiary shall withhold therefrom an amount sufficient to satisfy any applicable governmental withholding tax requirements related thereto.

         (c) AMENDMENT OR TERMINATION OF THE PLAN. The Committee may at any time and without notice to any Employee suspend, discontinue, revise, amend or terminate the Plan.
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         (d) NON-UNIFORM  DETERMINATIONS.  The Committee's  determinations under the Plan need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such
persons  are  similarly  situated.   Without  limiting  the  generality  of  the
foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to establish non-uniform and selective Performance Goals.

         (e) OTHER PAYMENTS OR AWARDS. Nothing contained in the Plan shall be deemed in any way to limit or restrict the Company, its Subsidiaries, or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

         (f) PAYMENTS TO OTHER PERSONS. If payments are legally required to be made to any person other than the person to whom any amount is available under the Plan, payments shall be made accordingly. Any such payment shall be a complete discharge of the liability of the Company, its Subsidiaries, and the Committee.

         (g) UNFUNDED PLAN. A Participant shall have no interest in any fund or specified asset of the Company or a Subsidiary. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company or its Subsidiaries and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company and its Subsidiaries under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company and its Subsidiaries. All payments to be made hereunder shall be paid from the general funds of the Company and its Subsidiaries and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts. The Plan is not intended to be an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended.

         (h) NO RIGHT TO EMPLOYMENT. Nothing contained in this Plan shall confer upon any Participant any right to continue in the employ or other service of the Company or a Subsidiary, or constitute any contract or limit in any way the right of the Company or a Subsidiary to change such person's compensation or other benefits or to terminate the employment or other service of such person with or without cause.

         (i) INVALIDITY. If any term or provision contained herein shall to any extent be invalid or unenforceable, such term or provision shall be reformed so that it is valid, and such invalidity or unenforceability shall not affect any other provision or part hereof.

         (k) APPLICABLE LAW. The Plan shall be governed by the laws of the State of Delaware as determined without regard to the conflict of law principles thereof.

         (l) SUCCESSORS. The obligations of the Company and its Subsidiaries under this Plan shall be binding upon any organization that shall succeed to all or substantially all of the Company's or a Subsidiary's assets.

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